UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

October 21, 2013
Date of Report
(Date of earliest event reported)

Defense Industries International, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-30105	84-1421483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hamefalsim Street, Petach Tikva 49514, Israel
(Address of principal executive offices and zip code)

                    (011) 972-3-7168383
(Registrant’s telephone number, including area code)

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October  29, 2013, Defense Industries International, Inc. (the “Registrant”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) concerning the dismissal of  Crowe Horwath (Israel) as the Registrant’s  independent registered public accounting firm and the engagement of Brightman Almagor Zohar & Co., a member of Deloitte Touche Tohmatsu, as the Registrant’s new independent registered public accounting firm effective as of October 29, 2013. This amendment is being filed to report that Crowe Horwath (Israel) has been unwilling to provide the Registrant with a letter addressed to the SEC  stating whether or not it agrees with the statements made in our Current Report on Form 8-K  that was filed on October 29, 2013 despite numerous attempts to elicit a response.

ITEM 4.01    CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)  Previous Independent Accountant

Effective October 21, 2013, Board of Directors of the Registrant dismissed Crowe Horwath (Israel) as the Registrant’s  independent registered public accounting firm. Since their appointment as the Registrant’s independent registered public accounting firm on March 22, 2012, Crowe Horwath (Israel) did not issue any audit reports on behalf of the Registrant.

Since their appointment  as the Registrant’s independent registered public accounting firm on March 22, 2012, there were no disagreements between the Registrant and Crowe Horwath (Israel) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Horwath, would have caused Crowe Horwath (Israel) to make reference thereto in its report on the Registrant’s financial statements for such periods, if issued and (2) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Crowe Horwath (Israel)  with a copy of the foregoing disclosure prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that Crowe Horwath (Israel) furnish Registrant a letter addressed to the Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree.

Crowe Horwath has been unwilling to provide the Registrant with the requested letter as of this date.

(b)  New Independent Accountant

On October 21, 2013, the Registrant’s Board of Directors authorized the Registrant to engage the services of Brightman Almagor Zohar & Co., a member of Deloitte Touche Tohmatsu, as the Registrant’s new independent registered public accounting firm effective as of October 29, 2013(the “Engagement Date”).

During the Registrant’s two most recent fiscal years and prior to the Engagement Date, the Registrant did not consult with  Brightman Almagor Zohar & Co. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (iii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

Exhibit 16.2*	Letter of Brightman Almagor Zohar & Co. Regarding Change in Certifying Accountant

*           Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 25 , 2014

DEFENSE INDUSTRIES INTERNATIONAL, INC.
(Registrant)

By: /s/Uri Nissani
Name: Uri Nissani
Chief Executive Officer and
President